UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2005

PPG Industries, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-01687	25-0730780

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15272

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	412-434-3131

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On Friday, June 24, 2005, in connection with the issuance by PPG Industries, Inc. (“PPG”) of €300,000,000 aggregate principal amount of its 3.875% Senior Notes due June 24, 2015, PPG entered into the Indenture attached hereto as Exhibit 4.1, which Indenture is incorporated by reference into this Item 1.01 in its entirety.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On Friday, June 24, 2005, PPG issued €300,000,000 aggregate principal amount of its 3.875% Senior Notes due June 24, 2015 (the “Euro Notes”). The Euro Notes were offered and sold in offshore transactions outside the United States in reliance on Regulation S under the Securities Act of 1933, as amended. The Euro Notes bear interest at a rate of 3.875% per annum payable annually in arrears and mature on June 24, 2015. The Euro Notes were issued pursuant to and are governed by the Indenture attached hereto as Exhibit 4.1, which Indenture is incorporated by reference into this Item 2.03 by reference in its entirety.

On Monday, June 20, 2005, PPG issued short-term, unsecured commercial paper obligations in an aggregate principal amount of $283.6 million (the “Commercial Paper”). The Commercial Paper was offered and sold in privately negotiated transactions pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and matures on June 24, 2005. The Commercial Paper bears a weighted average fixed rate of interest of 3.033% per annum.

Proceeds of the Commercial Paper were used to finance the purchase on June 20, 2005, of $100 million in aggregate principal amount of PPG’s outstanding 6.500% notes due November 1, 2007, $158.667 million in aggregate principal amount of PPG’s 7.050% notes due August 15, 2009, and $16.333 million in aggregate principal amount of PPG’s 6.875% notes due February 15, 2012, pursuant to cash tender offers initially announced on May 20, 2005. Proceeds of the Euro Notes offering will be used to repay the Commercial Paper and for general corporate purposes.

Item 7.01. Regulation FD Disclosure.

On Friday, June 24, 2005, PPG issued the press release attached hereto as Exhibit 99.1, which press release is incorporated by reference into this Item 7.01 in its entirety. The information furnished pursuant to this Item 7.01 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Events.

On Monday, June 20, 2005, PPG issued the press release attached hereto as Exhibit 99.2, which press release is incorporated by reference into this Item 8.01 in its entirety.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 4.1	Indenture, dated as of June 24, 2005, by and between PPG Industries, Inc. and The Bank of New York, as trustee.

Exhibit 99.1	Press release of PPG Industries, Inc. dated June 24, 2005.

Exhibit 99.2	Press release of PPG Industries, Inc. dated June 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG Industries, Inc.

June 24, 2005	By:	William H. Hernandez

Name: William H. Hernandez
Title: Senior Vice President, Finance

Exhibit Index

Exhibit No.	Description
4.1	Indenture, dated as of June 24, 2005, by and between PPG Industries, Inc. and The Bank of New York, as trustee.

99.1	Press release of PPG Industries, Inc. dated June 24, 2005.

99.2	Press release of PPG Industries, Inc. dated June 20, 2005.